EXHIBIT 32

CERTIFICATION
REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND
SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

In connection with the annual report on Form 40-F of FirstService Corporation (the “Company”) for the fiscal year ended March 31, 2007 (the “Report”) filed with the United States Securities and Exchange Commission on the date hereof, I, Jay S. Hennick, Chief Executive Officer of the Company, certify, pursuant to 18 USC. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 18, 2007

/s/ Jay S. Hennick
Jay S. Hennick
Chief Executive Officer

CERTIFICATION
REQUIRED BY RULE 13A-14(B) OR RULE 15D-14(B) AND
SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

In connection with the annual report on Form 40-F of FirstService Corporation (the “Company”) for the fiscal year ended March 31, 2007 (the “Report”) filed with the United States Securities and Exchange Commission on the date hereof, I, John B. Friedrichsen, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 USC. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 18, 2007

/s/ John B. Friedrichsen____________

John B. Friedrichsen

Senior Vice President and Chief Financial Officer